SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Four Corporate Square, Atlanta, Georgia	30329-2009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-728-2719

NONE

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated December 18, 2003

Item 12.	Results of Operations and Financial Condition

On December 18, 2003, Global Payments Inc., a Georgia corporation, announced results for the quarter ended November 30, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Payments Inc. (Registrant)

Date: December 18, 2003	By: /s/ James G. Kelly
James G. Kelly Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)